May 24, 2013

TOUCHSTONE FUNDS GROUP TRUST

Touchstone Small Cap Value Fund

Supplement to the Prospectus, Summary Prospectus and

Statement of Additional Information Dated January 30, 2013

Notice of Changes to the Touchstone Small Cap Value Fund

At a meeting held on May 23, 2013 (the “Meeting”), the Board of Trustees (the “Board”) of Touchstone Funds Group Trust (the “Trust”), including those Trustees who are not “interested persons” of the Trust as such term is defined in the Investment Company Act of 1940, as amended, unanimously approved a reduction in the advisory fee of the Touchstone Small Cap Value Fund (the “Fund”).  Effective November 30, 2013 the Fund will pay its investment advisor, Touchstone Advisors, Inc. (the “Advisor”), an advisory fee of 0.90% of the Fund’s average daily net assets.

The Board also determined at the Meeting that it was in the best interest of shareholders of the Fund to reduce the Fund’s current expense limitation amounts.  Therefore, the Board unanimously approved an amendment to the expense limitation agreement between the Advisor and the Trust.  Effective November 30, 2013 the Advisor has contractually agreed to waive a portion of its fees or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.38%, 2.13%, 1.13%, and 0.98% for Class A, C, Y, and Institutional Class shares, respectively.  This expense limitation will remain in effect until at least January 30, 2015, but can be terminated by a vote of the Board if they deem the termination to be beneficial to the Fund’s shareholders. The Advisor is entitled to recoup, subject to approval by the Board, such amounts reduced or reimbursed for a period of up to three years from the year in which the Advisor reduced its compensation or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the expense limitation.

Please contact your financial advisor or Touchstone Investments at 800.543.0407 if you have any questions.

P.O. Box 9878 • Providence, RI 02940-8078

Ph: 800.543.0407 • TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-56-TFGT-TVOAX-S8-1301